UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2006
CAREGUIDE, INC.

(Exact name of the Registrant as specified in its charter)

Delaware	0-22319	16-1476509

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12301 N.W. 39th Street
Coral Springs, Florida 33065

(Address of principal executive offices and Zip Code)
the Registrant’s telephone number, including area code: (954) 796-3714
Patient Infosystems, Inc.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
          Effective September 19, 2006, the registrant changed its corporate name from Patient Infosystems, Inc. to CareGuide, Inc. (the “Company”). On September 25, 2006, the Company’s common stock began trading on the NASD Over-the-Counter Bulletin Board under the symbol CGDE.
          The Company effected the corporate name change by filing a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, the form of which was previously filed as Appendix A to its Information Statement on Schedule 14C filed with the Securities and Exchange Commission on August 28, 2006.
          A copy of the press release dated September 25, 2006 announcing the change of the trading symbol is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Exhibit Description
3.1	Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Appendix A to Schedule 14C filed on August 28, 2006).

99.1	Press Release, dated September 25, 2006, “CareGuide to Begin Trading under Symbol CGDE Immediately.”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	CareGuide, Inc.
	By:	/s/ Chris E. Paterson
Chris E. Paterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Appendix A to Schedule 14C filed on August 28, 2006).

99.1	Press Release, dated September 25, 2006, “CareGuide to Begin Trading under Symbol CGDE Immediately.”

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